Exhibit 32.1

ENSERVCO CORPORATION

Certification of Principal Executive Officer and Interim Principal Financial Officer

pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Enservco Corporation (the “Company”) on Form 10-K for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard A. Murphy, Principal Executive Officer and Interim Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 6, 2022	/s/ Richard A. Murphy
Director and Executive Chairman (Principal Executive Officer, Interim Principal Financial Officer and Interim Principal Accounting Officer)